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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 14, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-16455                76-0655566
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                    1000 MAIN STREET
                     HOUSTON, TEXAS                      77002
        (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

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     In this Form 8-K, and in each Exhibit included as a part of the Form 8-K,
"Reliant Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5. OTHER EVENTS.

     Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to the following items within our (a) Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk as last reported in our Current Report on Form 8-K filed on June 5, 2003 and (b) historical consolidated financial statements as last reported in our Current Report on Form 8-K filed on June 30, 2003, all for the year ended December 31, 2002:

     - certain reclassifications necessary to present our Desert Basin plant operations as discontinued operations in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" as a result of our signing an agreement in July 2003 to sell these operations (see note 25 to our consolidated financial statements included in Exhibit 99.4 of this Form 8-K);

     - certain reclassifications as of and for the year ended December 31, 2002 in order to make these consolidated financial statements conform to the presentation in our Quarterly Report on Form 10-Q filed on November 12, 2003.

     Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to December 31, 2002.

     We tested our wholesale energy segment's goodwill for impairment effective July 2003 as required under SFAS No. 142, "Goodwill and Other Intangible Assets," due to the disposition of our Desert Basin plant operations. In connection with this July 2003 impairment analysis, we recognized an impairment of $985 million (pre-tax and after-tax) during the three months ended September 30, 2003, relating to our wholesale energy reporting unit. See note 7 to our interim financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 for more information on the impairment.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

     When we make statements containing projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, transactions for the sale of parts of our operations and financings related thereto, when we make statements containing any other projections or estimates about our assumptions relating to these types of statements, we are making "forward-looking statements." These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations and the underlying assumptions reflected in our forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are not guarantees of future performance or events. Such statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

     In addition to the matters described in this report and the exhibits attached hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     - changes in laws and regulations, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as hedging activities;

     - the outcome of pending lawsuits, governmental proceedings and investigations;

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     -   the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     -   liquidity concerns in our markets;

     -   our pursuit of potential business strategies;

     - the timing and extent of changes in commodity prices and interest rates;

     - the availability of adequate supplies of fuel, water and associated transportation necessary to operate our portfolio of generation assets;

     - weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     - financial market conditions and our access to capital, including availability of funds in the capital markets for merchant generation companies;

     - the creditworthiness or bankruptcy or other financial distress of our counterparties;

     -   actions by rating agencies with respect to us or our competitors;

     -   acts of terrorism or war;

     -   the availability and price of insurance;

     -   political, legal, regulatory and economic conditions and developments;

     - the successful operation of deregulating power markets; the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in ERCOT;

     - the resolution of the refusal by certain California market participants to pay our receivables balances and the resolution of the refund methodologies; and

     - the outcome of regulatory approval processes relating to the pending sale of our European energy operations (including the impact of these processes under the terms and conditions of the share purchase agreement relating to the disposition of these operations) and the consequences of a significant delay in the consummation of, or the termination of, the share purchase agreement relating to these operations.

     Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Selected Financial Data.

                  99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

                  99.3     Quantitative and Qualitative Disclosures About Market
                           Risk.

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                  99.4     Financial Statements and Supplementary Data of
                           Reliant Resources, Inc. and Subsidiaries.

                  99.5     Independent Auditors' Consent.

                  99.6     Glossary of Terms.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RELIANT RESOURCES, INC.
                                                       (Registrant)

Date: November 14, 2003                          By: /s/ Thomas C. Livengood
                                                     --------------------------
                                                     Thomas C. Livengood
                                                     Vice President and
                                                     Controller

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                                  EXHIBIT INDEX

Exhibit
Number                                      Exhibit Description
------                                      -------------------
99.1           Selected Financial Data.

99.2           Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3           Quantitative and Qualitative Disclosures About Market Risk.

99.4           Financial Statements and Supplementary Data of Reliant Resources, Inc. and Subsidiaries.

99.5           Independent Auditors' Consent.

99.6           Glossary of Terms.